UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

WILLIAM PENN BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40255	85-3898797
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10 Canal Street, Suite 104, Bristol, Pennsylvania 19007

(Address of principal executive offices) (Zip Code)

(267) 540-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WMPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02Results of Operations and Financial Condition

On July 22, 2021, William Penn Bancorporation (the “Company”) issued a press release announcing its financial results for the quarter and year ended June 30, 2021.  A copy of the Company’s press release is attached as Exhibit 99.1 and is furnished herewith.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appontment of Certain Officers;

                       Compensatory Arrangements of Certain Officers.

On July 21, 2021, the Board of Directors of the Company and its wholly owned subsidiary, William Penn Bank (the “Bank”), appointed Amy J. Hannigan, the Executive Vice President and Director of Corporate Development of the Company and the Bank, to serve as Executive Vice President and Chief Operating Officer of the Company and the Bank, effective immediately.

Ms. Hannigan, age 54, has served as Executive Vice President and Director of Corporate Development of the Company and the Bank since May 10, 2021.  Prior to joining the Company and the Bank, Ms. Hannigan served as Senior Vice President and Corporate Controller of WSFS Financial Corporation, the parent company of WSFS Bank, from March 2019 to May 2021.  Ms. Hannigan joined WSFS Financial Corporation following its March 2019 acquisition of Beneficial Bancorp, Inc., the parent company of Beneficial Bank, where Ms. Hannigan served as Senior Vice President and Chief Accounting Officer from March 2010 to March 2019.

Item 8.01        Other Events.

On July 21, 2021, the Board of Directors of the Company declared a special cash dividend of $0.30 per common share, payable on August 18, 2021 to common shareholders of record at the close of business on August 2, 2021.

Item 9.01        Financial Statements and Other Exhibits

(d)        Exhibits

Number	Description

99.1	Press Release dated July 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

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WILLIAM PENN BANCORPORATION

Date: July 23, 2021	By:	/s/ Kenneth J. Stephon
Kenneth J. Stephon
President and Chief Executive Officer